TURN-KEY FINANCIAL SERVICES, LLC
                        Mailing Address:  P. O. Box 6357
                             Chandler, Arizona 85246

             Physical Address:  (For UPS, Federal Express, No USPS)
                        1539 West Elliot Road, Suite #103
                             Gilbert, Arizona 85233
                                 (602) 908-0512
                              (602) 926-0412 (fax)
                           E-mail: garyheath@t-kfs.com
                                   -------------------
                                  www.t-kfs.com
                                  -------------


August    ,  2006
        --


VIA E-MAIL TO ALL PARTIES
-------------------------
Marshall Distributing, LLC and               AND  Gateway Distributors, Ltd and
EMS Business Development, Inc.                    Gateway Venture Holdings, Inc.
3085 West Directors Row                           2555 East Washburn Road
Salt Lake City, UT 84104                          Las Vegas, Nevada 89081


RE: Escrow arrangement for 12,000,000 shares of Cal-Bay International common stock containing a restricted legend.

Gentlemen:

Turn-Key Financial Services, LLC, an Arizona LLC, is being requested to provide escrow services for the above referenced parties. I will subsequently refer to Turn-Key Financial Services, LLC, as "Turn-Key". In this letter I will refer to Marshall Distributing, LLC and EMS Business Development, Inc. as the "Seller"; and, I will refer to Gateway Distributors, Ltd and Gateway Venture Holdings,
Inc.  as  the  "Buyer".

Seller and Buyer have entered into a Contract for Sale of Business and Assets dated as of June 30, 2006 (hereafter the "Agreement"). The terms and conditions of the Agreement are incorporated herein by reference.

Turn-Key is not a party to the Agreement however Turn-Key has been provided with a copy of the terms of the Agreement.

Pursuant to the provisions of Section 3 e of the Agreement, twelve million shares of Cal-Bay International, Inc. preferred B stock (held in the name of Gateway Venture Holdings Inc. a wholly owned subsidiary of Gateway Distributors Ltd.) (the "CBAY Shares") are to be held in escrow as security for payment of the Purchase


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Page 2

Price. Turn-Key has been selected by the Buyer and Seller to serve as the escrow holder (the "Escrow Holder").

This letter shall constitute irrevocable escrow instructions to Turn-Key to hold the CBAY Shares in as provided in the Agreement, and if the Purchase Price has not been paid in full by September 1, 2007, to sell or otherwise liquidate the CBAY Shares (to the extent necessary) and to utilize the proceeds there from to pay the Purchase Price.

Buyer covenants and agrees to endorse the CBAY Shares and to execute any and all documents as may be requested by Turn-Key to accomplish the sale of the CBAY Shares and payment of the Purchase Price.

Turn-Key hereby acknowledges receipt of the CBAY Shares and has possession of the CBAY Shares.

Turn-Key shall hold and liquidate the CBAY Shares as provided above unless: (a) Turn-Key receives written authorization or alternative escrow instruction duly executed by both Buyer and Seller; or (b) a court of competent jurisdiction issues an order or decree either restraining or directing Turn-Key to take specific action with respect to the CBAY Shares. Notwithstanding the foregoing it is understood and agreed that Turn-Key is under no obligation to bring an action or proceeding in court with respect to the CBAY Shares.

Turn-Key assumes no liability except that of a custodian. Turn-Key's duties are limited to those specifically set out in this letter. Turn-Key shall incur no liability to anyone except for willful misconduct or gross negligence so long as Turn-Key acts in good faith.

This letter is signed in Chandler, Arizona, the date referenced on page 1 of this letter.
                                        STATE OF ARIZONA    )
Sincerely,                                                  )
                                        COUNTY OF MARICOPA  )

Gary C. Heath                           GARY C. HEATH personally appeared
                                        --------------
General Manager                         before me this     TH DAY OF      2006
                                                      ------------------------
                                        and signed this document in my presence

                                        ---------------------------------------
                                        (Notary Public)  My commission expires:

                                                            -----------------


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
Page 3

AGREE  AND  ACKNOWLEDGE  BY  REPRESENTATIVE:
--------------------------------------------


BUYER:                                  SELLER:

Gateway Distributors, Ltd.              Marshall Distributing, L.L.C.
a corporation                           a Utah limited liability company

By:______________________________       By:______________________________

                                        By:______________________________
Its:_____________________________
                                        EMS Business Development, Inc.
                                        a California corporation

Gateway Venture Holdings, Inc.
                                        By:______________________________
By:______________________________           Kathleen L. Janssen, President

Its:_____________________________       By:______________________________
                                            Dean Janssen, Secretary


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